UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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KINDRED BIOSCIENCES, INC.
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KINDRED BIOSCIENCES, INC.
1555 BAYSHORE HIGHWAY, SUITE 200
BURLINGAME, CALIFORNIA 94010
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 9:00 a.m. Pacific Daylight Time on Monday, May 23, 2016
Dear Stockholders of Kindred Biosciences, Inc.:
The 2016 annual meeting of stockholders (the “Annual Meeting”) of Kindred Biosciences, Inc., a Delaware corporation, will be held on May 23, 2016 at 9:00 a.m. Pacific Daylight Time, at the Bay Landing Hotel, 1550 Bayshore Highway, Burlingame, California 94010, for the following purposes, as more fully described in the accompanying Proxy Statement:
1.    To elect one Class III director to serve until the 2019 annual meeting of stockholders and until his or her respective successor is duly elected and qualified;
2.    To approve the Kindred Biosciences, Inc. 2016 Equity Incentive Plan;
3.    To ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016; and
4.    To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Our Board of Directors has fixed the close of business on March 24, 2016 as the record date for the Annual Meeting. Only stockholders of record on March 24, 2016 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.
This Proxy Statement and our annual report can be accessed directly at the following Internet address: www.proxyvote.com. All you have to do is enter the control number located on your proxy card.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail.
We appreciate your continued support of Kindred Biosciences, Inc. and look forward to either greeting you personally at the Annual Meeting or receiving your proxy.

By order of the Board of Directors
/s/ Richard Chin

Richard Chin, M.D.
Chief Executive Officer and Director
Burlingame, California
April 8, 2016

i

KINDRED BIOSCIENCES, INC.
PROXY STATEMENT
FOR 2016 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 9:00 a.m. Pacific Daylight Time on Monday, May 23, 2016
This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2016 annual meeting of stockholders of Kindred Biosciences, Inc., a Delaware corporation (the “Company”), and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Monday, May 23, 2016 at 9:00 a.m. Pacific Daylight Time, at the Bay Landing Hotel, 1550 Bayshore Highway, Burlingame, California 94010. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our annual report is first being mailed on or about April 8, 2016 to all stockholders entitled to vote at the Annual Meeting.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING
What matters am I voting on?
You will be voting on:

•	the election of one Class III director to serve until the 2019 annual meeting of stockholders and until his or her respective successor is duly elected and qualified;

•	to approve the Kindred Biosciences, Inc. 2016 Equity Incentive Plan;

•	a proposal to ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016; and

•	any other business as may properly come before the Annual Meeting.
How does the Board of Directors recommend I vote on these proposals?
Our Board of Directors recommends a vote:

•	“FOR” the election of Richard Chin, M.D. as a Class III director;

•	“FOR” the approval of the Kindred Biosciences, Inc. 2016 Equity Incentive Plan; and

•	“FOR” the ratification of the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016.
Who is entitled to vote?
Holders of our common stock as of the close of business on March 24, 2016, the record date, may vote at the Annual Meeting. As of the record date, there were 19,836,360 shares of our common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date. We do not have cumulative voting rights for the election of directors.
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.
Street Name Stockholders. If shares of our common stock are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
How many votes are needed for approval of each proposal?

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Proposal No. 1: The election of one Class III director requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominee who receives the largest number of votes cast “for” is elected as a director. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “for” or “withhold” on the nominee for election as a director.

•
Proposal No. 2: The approval of the Kindred Biosciences, Inc. 2016 Equity Incentive Plan requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

•
Proposal No. 3: The ratification of the appointment of KMJ Corbin & Company LLP requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person or by proxy, of a majority of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions, withheld votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.
How do I vote?
If you are a stockholder of record, there are four ways to vote:

•	by Internet at http://www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. on May 22, 2016 (have your proxy card in hand when you visit the website);

•	by toll-free telephone at 1-800-690-6903 (have your proxy card in hand when you call);

•	by completing and mailing your proxy card (if you received printed proxy materials); or

•	by written ballot at the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
Can I change my vote?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•	entering a new vote by Internet or by telephone;

•	returning a later-dated proxy card;

•	notifying the Secretary of Kindred Biosciences, Inc., in writing, at Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 200, Burlingame, California 94010; or

•	completing a written ballot at the Annual Meeting.
If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.
What do I need to do to attend the Annual Meeting in person?
If you plan to attend the meeting, you must be a record or street name holder of Company shares as of the record date of March 24, 2016.
On the day of the meeting, each shareholder will be required to present a valid picture identification such as a driver’s license or passport and you may be denied admission if you do not. Seating will begin at 8:30 a.m., and the meeting will begin at 9:00 a.m. Use of cameras, recording devices, computers and other personal electronic devices will not be permitted at the Annual Meeting.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. Richard Chin and Denise Bevers have been designated as proxies by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 8, 2016 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

How are proxies solicited for the Annual Meeting?
Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokerage firms and other intermediaries holding shares of our common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of KMJ Corbin & Company LLP. Your broker will not have discretion to vote on the election of directors or on the Kindred Biosciences, Inc. 2016 Equity Incentive Plan, each of which is a “non-routine” matter absent direction from you.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:
Kindred Biosciences, Inc.
Attention: Investor Relations
1555 Bayshore Highway, Suite 200
Burlingame, California 94010
Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our Proxy Statement for our 2017 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than December 9, 2016. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Kindred Biosciences, Inc.
Attention: Corporate Secretary
1555 Bayshore Highway, Suite 200
Burlingame, California 94010

Stockholders intending to present a proposal at the 2017 Annual Meeting of Stockholders, but not to include the proposal in our Proxy Statement, or to nominate a person for election as a director, must comply with the requirements set forth in our amended and restated bylaws. Our amended and restated bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the 90th day and not earlier than the close of business on the 120th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2017 Annual Meeting of Stockholders no earlier than the close of business on January 23, 2017 and no later than the close of business on February 22, 2017. The notice must contain the information required by the amended and restated bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2017 Annual Meeting of Stockholders is more than 30 days before, or 60 days after, May 23, 2017, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2017 Annual Meeting and not later than the close of business on the 90th day prior to the 2017 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in their discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
Nomination of Director Candidates
You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors.”
In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.
Availability of Bylaws
A copy of our amended and restated bylaws is available on our website at http://www.kindredbio.com/#!investors/c1cx1/. You may also contact our Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS
In accordance with our amended and restated certificate of incorporation, our Board of Directors is divided into three staggered classes of directors, with each class having a three-year term. Vacancies on the Board of Directors and newly created directorships may be filled only by the remaining directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until the director’s successor is elected and has duly qualified, or until such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.
Our Board of Directors is currently composed of four members. There is one nominee for Class III director who, if elected, will serve until the 2019 Annual Meeting of Stockholders and until his or her successor is elected and duly qualified, or until his or her death, resignation or removal. The nominee is currently a director whose term of office expires in 2016 and is being nominated for re-election. A director is elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below.
Nominees
Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, Richard Chin as nominee for election as a Class III director at the Annual Meeting. If elected, Dr. Chin will serve as a Class III director until the 2019 annual meeting of stockholders and until his successor is duly elected and qualified. Dr. Chin is currently a director of our company. For information concerning the nominee, please see the section titled “Board of Directors and Corporate Governance.”
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of Dr. Chin. We expect that Dr. Chin will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy will be voted for any nominee who shall be designated by our Board of Directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.
Vote Required
The election of a director requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE NAMED ABOVE.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
The following table sets forth the names, ages as of March 1, 2016, and certain other information for our director with a term expiring at the Annual Meeting (who is a nominee for election as a director at the Annual Meeting) and for each of the other current and perspective members of our Board of Directors:

Directors	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Ernest Mario, Ph.D(1)(2)(3)(4)	I	77	Director	2013	2017	-
Herbert Montgomery(5)	I	73	Director	2016	2017	-
Raymond Townsend, Pharm.D(1)(2)(3)	II	71	Director	2013	2018	-
Ervin Veszprémi(1)(2)(3)	II	57	Director	2013	2018	-
Richard Chin, M.D.	III	49	President, Chief Executive Officer and Director	2012	2016	2019

(1)	Member of our Audit Committee

(2)	Member of our Compensation Committee

(3)	Member of our Nominating and Corporate Governance Committee

(4)	Dr. Mario has notified us of his intention to retire from the Board of Directors on the date of the 2016 Annual Meeting.

(5)	Appointed as a Class I director and member of our Audit Committee effective April 15, 2016

Nominees for Director
Richard Chin, M.D., is one of our co-founders and has served as our President and Chief Executive Officer since October 2012. From October 2008 until December 2011, he was Chief Executive Officer of OneWorld Health, a Bill and Melinda Gates Foundation-funded nonprofit organization engaged in developing drugs for neglected diseases. From July 2006 until October 2008, Dr. Chin was President and Chief Executive Officer of Oxigene, a biotechnology company. From June 2004 to July 2006, he served at Elan Pharmaceuticals, initially as Senior Vice President of Medical Affairs, and then as Senior Vice President of Global Development. From March 1999 to June 2004, Dr. Chin served in various roles at Genentech, Inc., now a Division of Roche Group, culminating in his last position as the Head of Clinical Research for Biotherapeutics Unit, overseeing clinical development of all Genentech products except for oncology products. Dr. Chin currently serves as an adjunct professor at the University of California at San Francisco. He also currently serves on the board of Galena Biopharma, Inc. Dr. Chin received his M.D. from Harvard University and also holds a law degree from Oxford University, where he studied as a Rhodes Scholar. Through his experience and knowledge of our operations, and his experience in drug development, and his experience serving on public company boards of directors, Dr. Chin is well-suited to serve as a member of our Board of Directors.
Continuing Directors
Raymond Townsend, Pharm.D., was appointed to our Board of Directors on November 11, 2013. He has served since 2001 as the President of Wasatch Health Outcomes, Inc., his personal consulting firm engaged in providing support for pharmaceutical product development, pricing and commercialization. From 1978 to 1988, Dr. Townsend was employed in various positions at the Upjohn Company, where he pioneered the first modern pharmacoeconomic research department within the pharmaceutical industry. Between 1988 and 1997, he served in various positions at Glaxo (now GlaxoSmithKline), culminating in the positions of Worldwide Director and Vice President, Outcomes, Epidemiology and Policy Research. Between 1998 and 2001, he was co-founder and Chief Executive Officer of Strategic Outcomes Services, Inc. From 2004 to 2009, he was Senior Vice President, Pharmacoeconomic & Epidemiology Outcomes Research, at Elan Pharmaceuticals, Inc. Dr. Townsend earned a B.A. in Economics at California State University and his Doctor of Pharmacy degree from the University of California, San Francisco. Dr. Townsend is well qualified to serve as a director because of his extensive experience in senior management roles in the pharmaceutical industry.

Ervin Veszprémi has been a member of our Board of Directors since February 15, 2013. He has been the Chief Executive Officer of Invent Farma, a vertically integrated generics company, since January 2015. Previously he served as CEO of Medichem between 2003 and 2014, and has nearly 30 years of experience in the pharmaceutical industry, including 15 years in the animal health sector. Mr. Veszprémi served as the Vice President and Global Head of Marketing for Novartis Animal Health, one of the largest veterinary companies in the world, from 1998 to 2002. Mr. Veszprémi holds a physiology degree from the University of British Columbia and has studied management at Harvard Business School and Stanford University. Because of his extensive experience in the veterinary pharmaceutical industry, his extensive experience in commercialization, and his knowledge of the European market, Mr. Veszprémi is well qualified to serve on our Board of Directors.
Incoming Director
Herbert D. Montgomery was appointed to our Board of Directors effective April 15, 2016. Mr. Montgomery has worked as a consultant providing senior management and financial consulting services since January 2009. From January 2001 until December 2008, Mr. Montgomery was Vice Chairman and Chief Executive Officer of Lightpost Holdings, LLC. From November 1999 to May 2001, Mr. Montgomery was Executive Vice President, Chief Financial Officer and Treasurer of Standard Media International. From January 1998 to November 1999, Mr. Montgomery was the Senior Vice President, Chief Financial Officer and Treasurer of Cotelligent, Inc. From June 1994 to January 1998, Mr. Montgomery was Senior Vice President, Chief Financial Officer and Treasurer of Guy F. Atkinson. Mr. Montgomery has taken three companies public and has served as financial advisor of technology, product and services companies over the last 30 years. Mr. Montgomery holds a Master of Science degree in Management and a Bachelor of Science degree in Finance from California State University, Northridge. Mr. Montgomery was the Chairman of The Institute for OneWorld Health from 2000 - 2010. Because of his extensive experience in senior management roles, including in the pharmaceutical industry, and his financial expertise, Mr. Montgomery is well qualified to serve on our board.
Non-Continuing Director
Ernest Mario, Ph.D., has been a member of our Board of Directors since February 15, 2013. Dr. Mario served as Deputy Chairman of Glaxo Holdings plc from 1992 to 1993 and as Chief Executive Officer from 1989 to 1993. From 1993 until 2001, he was Chairman and Chief Executive Officer of ALZA Corporation, a drug delivery technology company acquired by Johnson & Johnson in 2001. From 2003 until 2007, Dr. Mario served as Chairman and Chief Executive Officer of Reliant Pharmaceuticals, which was acquired by GlaxoSmithKline. He currently is Chairman of Capnia, a public pharmaceutical company developing novel therapeutic products to treat migraine and allergic rhinitis. He is also a Venture Partner with Pappas Ventures and serves on a number of corporate boards, including the following public companies: Boston Scientific Corporation, Capnia Inc., Celgene Corporation, Chimerix Inc. and Tonix Pharmaceuticals Holding Corporation. Dr. Mario earned a B.S. in pharmacy at Rutgers University and his M.S. and Ph.D. in physical sciences at the University of Rhode Island. He holds honorary doctorates from the University of Rhode Island and Rutgers University. In 2007 he was awarded the Remington Medal by the American Pharmacists’ Association, pharmacy’s highest honor. Because of his extensive experience in the pharmaceutical industry and his extensive experience serving on public company boards of directors, Dr. Mario is well qualified to serve on our board.
On March 29, 2016, Dr. Mario informed the Company of his retirement as of the 2016 Annual Meeting. Dr. Mario has provided distinguished service to the Company, and his decision to retire as a director is not the result of any disagreement with other Board of Directors members or with the Company’s management.
Director Independence
Our Board of Directors currently consists of four members. Dr. Chin is not considered an independent director, because he serves as our President and Chief Executive Officer. Our Board of Directors has determined that each of our other directors is an independent director in accordance with the listing requirements of The NASDAQ Stock Market. Pursuant to NASDAQ rules, our board must consist of a majority of independent directors. The NASDAQ independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by NASDAQ rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
Classified Board of Directors
In accordance with our amended and restated certificate of incorporation, our Board of Directors is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are classified as follows:

•
the Class I director is Ernest Mario, who will retire on May 23, 2016; and Herbert Mongomery has been appointed as a Class I director effective April 15, 2016 with a term expiring at our 2017 Annual Meeting;

•	the Class II directors are Raymond Townsend and Ervin Veszprémi, with terms expiring at our 2018 annual meeting of stockholders; and

•	the Class III director is Richard Chin, and his term will expire at the 2016 annual meeting of stockholders.
Our Board of Directors has not appointed a Chairman of the Board, and Dr. Chin, our President and Chief Executive Officer, generally chairs meetings of our board. Our amended and restated certificate of incorporation provides that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our company.
Leadership Structure of the Board
Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors. Our amended and restated bylaws and corporate governance guidelines provide our Board of Directors with flexibility in its discretion to combine or separate the positions of Chairman of the Board and Chief Executive Officer, if we elect to appoint a Chairman of the Board. Currently we do not have a Chairman of the Board or a lead director. Our board believes that oversight of our company is the responsibility of our Board as a whole, and that this responsibility can be properly discharged without a Chairman or lead director.
Board Meetings and Committees
During our fiscal year ended December 31, 2015, the Board of Directors held five meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he served during the periods that he served.
Although we do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Each of our directors attended our 2015 Annual Meeting of Stockholders, either in person or by means of teleconference.
Our board has established three standing committees-audit, compensation, and nominating and corporate governance-each of which operates under a written charter that has been approved by our board. Each committee charter has been posted on the Corporate Governance section of our website at www.kindredbio.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.

Audit Committee
The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from the registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, if any, registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the Audit Committee report required by SEC rules.
The members of our Audit Committee are Drs. Mario and Townsend and Mr. Veszprémi, and Dr. Mario serves as the chairperson of the committee. Our Board of Directors has determined that each of Drs. Mario and Townsend and Mr. Veszprémi is an independent director under NASDAQ rules and under SEC Rule 10A-3. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ. Our Board of Directors has determined that Dr. Mario is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable NASDAQ rules and regulations. The Audit Committee met four times during 2015. Mr. Montgomery will serve as a member of the Audit Committee, effective April 15, 2016, and we have determined that he will be an independent director under NASDAQ rules and under SEC Rule 10A-3.
Compensation Committee
The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	determining our CEO’s compensation;

•	reviewing and approving, or making recommendations to our board with respect to, the compensation of our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our board with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” when it is required by SEC rules to be included in our Proxy Statements; and

•	preparing the annual Compensation Committee report when it is required by SEC rules to be included in our Proxy Statements.
The members of our Compensation Committee are Drs. Mario and Townsend and Mr. Veszprémi, and Dr. Townsend serves as the chairperson of the committee. Our board has determined that each of Drs. Mario and Townsend and Mr. Veszprémi is independent under the applicable NASDAQ rules and regulations, is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee met two times during 2015.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become board members;

•	recommending to our board the persons to be nominated for election as directors and to each of the board’s committees;

•	reviewing and making recommendations to the board with respect to management succession planning;

•	developing and recommending to the board corporate governance principles; and

•	overseeing an annual evaluation of the board.
The members of our Nominating and Corporate Governance Committee are Drs. Mario and Townsend and Mr. Veszprémi, and Mr. Veszprémi serves as the chairperson of the committee. Our board has determined that each of Drs. Mario and Townsend and Mr. Veszprémi is independent under the applicable NASDAQ rules and regulations. The Nominating and Corporate Governance Committee met one time during 2015.
Compensation Committee Interlocks and Insider Participation
None of our executive officers served as a director or a member of a Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our Compensation Committee during the year ended December 31, 2015.
Code of Ethics and Business Conduct
We have adopted a written code of ethics and business conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. Our code of ethics and business conduct is available under the Corporate Governance section of our website at www.kindredbio.com. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of The NASDAQ Stock Market concerning any amendments to, or waivers from, any provision of the code. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.
Considerations in Evaluating Director Nominees
Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our Nominating and Corporate Governance Committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors. Some of the qualifications that our Nominating and Corporate Governance Committee considers include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. Nominees must also have the ability to offer advice and guidance to our Chief Executive Officer based on past experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of our Nominating and Corporate Governance Committee to perform all board of director and committee responsibilities. Members of our Board of Directors are expected to prepare for, attend, and participate in all board of director and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
Although our Board of Directors does not maintain a specific policy with respect to board diversity, our Board of Directors believes that our Board of Directors should be a diverse body, and our Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our Nominating and Corporate Governance Committee may take into account the benefits of diverse viewpoints. Our Nominating and Corporate Governance Committee also considers these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends to our full Board of Directors the director nominees for selection.
Stockholder Recommendations for Nominations to the Board of Directors
Our Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders so long as such recommending stockholder was a stockholder of record both at the time of giving notice and at the time of the annual meeting, and such recommendations comply with our amended and restated certificate of incorporation and amended and restated bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our Board of Directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact the Secretary in writing. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors.
Any nomination should be sent in writing to our Secretary at Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 200, Burlingame, California 94010. To be timely for our 2017 annual meeting of stockholders, our Secretary must receive the nomination by the date specified in the “Stockholder Proposals” section above.
Communications with the Board of Directors
Interested parties wishing to communicate with our Board of Directors or with an individual member or members of our Board of Directors may do so by writing to our Board of Directors or to the particular member or members of our Board of Directors, and mailing the correspondence to our Secretary at Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 200, Burlingame, California 94010. Each communication should set forth (i) the name and address of the stockholder, as it appears on our books, and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.
Our Secretary in consultation with appropriate members of our Board of Directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board of Directors, or if none is specified, to Richard Chin.

Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks we face. Throughout the year, senior management reviews these risks with the Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through standing committees of the Board of Directors that will address risks inherent in their respective areas of oversight. In particular, our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related-person transactions. Our Nominating and governance committee monitors the effectiveness of our corporate governance guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking by our management.
Director Compensation
Our director compensation program is intended to enable us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders. Directors who are also employees of our company do not receive compensation for their service on our Board of Directors.
Non-employee directors do not receive cash for their services. Non-employee directors receive a retainer paid in stock options for service on the board of directors or for service on each committee of which the director is a member. The chairman of each committee receives a higher retainer for such service. The stock options vest quarterly over a period of one year measured from the date of grant. All options are granted with an exercise price equal to the fair market value of our common stock on the date of grant. The stock options awarded in 2015 to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member were as follows:

Name	Member Annual Grant	Chairman Annual Grant
Board of Directors	33,000
Audit Committee	2,750	2,750
Compensation Committee	2,750	2,750
Nominating and Corporate Governance Committee	2,750	2,750

Under our director compensation program, each non-employee director elected to our board of directors receives an option to purchase 33,000 shares of our common stock upon commencing service on the board, which number of shares is pro-rated if a director commences service on the board after January 1st of our fiscal year.
In January 2016, we granted to each of Dr. Mario, Mr. Veszprémi and Dr. Townsend a stock option to purchase 44,000 shares of our common stock at an exercise price of $3.45 per share.

The following table sets forth information regarding the compensation of our non-employee directors earned during 2015:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Ernest Mario, Ph.D.	—	—	$211,312	$211,312
Ervin Veszprémi	—	—	$211,312	$211,312
Raymond Townsend, Pharm.D.	—	—	$211,312	$211,312

(1)
Amounts represent the aggregate grant date fair value of awards computed in accordance with ASC Topic 718, excluding the effects of any estimated forfeitures. For additional information on the valuation assumptions, refer to the “Stock-based Compensation” and “Valuation Assumptions” under the “Notes to the Financial Statements” in our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 4, 2016.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and unvested stock awards held as of December 31, 2015 by each non-employee director who was serving as of December 31, 2015:

Name	Options Outstanding at Fiscal Year End	Unvested Restricted Shares Outstanding at Fiscal Year End
Ernest Mario, Ph.D.	106,417	—
Ervin Veszprémi	139,500	—
Raymond Townsend, Pharm.D.	98,000	—

EXECUTIVE OFFICERS
Executive Officers
The following table sets forth the name, age and position of each of our executive officers as of April 1, 2016:

Name	Age	Position
Richard Chin, M.D.	49	President, Chief Executive Officer and Director
Denise M. Bevers	48	Chief Operating Officer and Secretary
Stephen Sundlof, D.V.M., Ph.D.	64	Executive Vice President of Regulatory Affairs and Quality and Chief Scientific Officer
Richard Chin, M.D., is one of our co-founders and has served as our President and Chief Executive Officer since October 2012. Additional information regarding Dr. Chin is set forth above under “Board of Directors and Corporate Governance.”
Denise M. Bevers is one of our co-founders and has served as our Chief Operating Officer since October 2012. On November 11, 2013, she was appointed as our Secretary. Ms. Bevers co-founded and served as the President and Chief Executive Officer of SD Scientific, Inc., a privately held, full-service medical affairs and communications company, from August 2005 to June 2013. She has over 20 years of human pharmaceutical and research experience and is an expert in clinical operations, medical affairs, and scientific communications. Ms. Bevers has managed dozens of human drug development programs from Phase I through Phase IV at pharmaceutical companies Elan Pharmaceuticals and Skyepharma, and at Quintiles, a contract research organization. She began her clinical research career in 1989 as the Division Lead of the Urology Department at Scripps Clinic and Research Foundation, a non-profit medical research foundation, where she was integral in implementing the policies and procedures for the organization’s clinical research programs. Ms. Bevers earned an M.B.A. from Keller Graduate School of Management and a B.S. in Ecology, Behavior, and Evolution from the University of California San Diego, Revelle College.
Stephen Sundlof, D.V.M., Ph.D., was appointed our Senior Vice President of Regulatory Affairs on August 26, 2013 and was promoted to Executive Vice President of Regulatory Affairs and Quality and Chief Scientific Officer on January 26, 2015. Dr. Sundlof served as the Director of the Center for Veterinary Medicine at the FDA from 1994 to 2008, where he oversaw all veterinary products regulated by the FDA, and retired as the Director of the Center for Food Safety and Applied Nutrition in 2010. Dr. Sundlof began his career in 1980 on the faculty of the University of Florida’s College of Veterinary Medicine. He received his D.V.M. from the University of Illinois, College of Veterinary Medicine, and earned a Ph.D. in Veterinary Toxicology from the University of Illinois, College of Veterinary Medical Sciences. Dr. Sundlof also holds a B.S. in Zoology from Southern Illinois University and an M.S. in Veterinary Toxicology from the University of Illinois, College of Veterinary Medical Sciences.

EXECUTIVE COMPENSATION
Processes and Procedures for Compensation Decisions
Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our Compensation Committee and is involved in the determination of compensation for the respective executive officers that report to him. Our Chief Executive Officer does not determine his own compensation. Our Chief Executive Officer makes recommendations to our Compensation Committee regarding short- and long-term compensation for all executive officers based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our Compensation Committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer as well as each individual compensation component.
Fiscal 2015 Summary Compensation Table
The following table sets forth the compensation for services paid in all capacities for the fiscal years ended December 31, 2015, 2014 and 2013 to Richard Chin, M.D., our President and Chief Executive Officer, and our two other most highly compensated executive officers.
Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Option Awards ($)(7)		All Other Compensation ($)(2)	Total ($)
Richard Chin, M.D.	2015	$400,000	(3)	$100,000	$1,021,265		$—	$1,521,265
President and Chief Executive Officer	2014	$375,833		$119,700	$4,304,927		$—	$4,800,460
	2013	$268,250		$218,000	$86,005		$—	$572,255
Denise M. Bevers	2015	$325,000	(4)	$97,500	$325,759		$—	$748,259
Chief Operating Officer	2014	$294,250		$92,690	$860,318		$—	$1,247,258
	2013	$106,995		$107,120	$235,452	(5)	$—	$449,567
Stephen Sundlof, D.V.M., Ph.D.	2015	$310,000	(6)	$46,500	$325,759		$—	$682,259
Executive Vice President, Regulatory Affairs and Quality and Chief Scientific Officer	2014	$283,250		$62,423	$860,318		$—	$1,205,991
	2013	$58,276		$42,317	$212,923		$—	$313,516

(1)	Cash bonuses were awarded for services performed in the year noted and paid in the subsequent year.

(2)	Does not include perquisites and other personal benefits, unless the aggregate amount of such perquisites and other personal benefits exceeded $10,000.

(3)	Reflects Dr. Chin’s base salary of $380,000 and an increased base salary of $400,000 beginning January 1, 2015.

(4)	Reflects Ms. Bevers’ base salary of $299,000 and an increased base salary of $325,000 beginning January 1, 2015.

(5)
Reflects stock options granted to Ms. Bevers and 100% of the value of stock options granted to SD Scientific, Inc., which is co-owned by Ms. Bevers. See “Related Person Transactions - Transactions with Directors and Officers.”

(6)
Reflects Dr. Sundlof’s base salary of $287,000 and an increased base salary of $310,000 beginning January 1, 2015. Dr. Sundlof served as our Senior Vice President, Regulatory Affairs, until January 26, 2015, on which date he was promoted to Executive Vice President, Regulatory Affairs and Quality and Chief Scientific Officer.

(7)
Amounts represent the aggregate grant date fair value of awards computed in accordance with ASC Topic 718, excluding the effects of any estimated forfeitures. For assumptions used in determining grant date fair market value, refer to Note 9 of Notes to the Financial Statements in our Annual Report on Form 10-K for the year ended December, 31, 2015, as filed with the SEC on March 4, 2016. The amounts reported for these options may not represent the actual economic values that our named executive officers will realize from these options as the actual value realized will depend on our performance, stock price and their continued employment.

Executive Officer Employment Agreements

Richard Chin, M.D.

In October 2012, we entered into a written employment agreement with Dr. Chin pursuant to which he serves as our President and Chief Executive Officer for an unspecified term. Under the terms of Dr. Chin’s employment agreement, if his employment is terminated by us without “cause,” or as a result of Dr. Chin’s death or disability, within the twelve-month period following a “change in control,” or he resigns for “good reason,” then, subject to his execution of a general release of claims, Dr. Chin will be entitled to receive 24 months of his annual base salary payable within seven days of termination, reimbursement for up to 18 months of insurance premiums for continuation coverage under our group health plans and accelerated vesting of all of his outstanding stock options and any other equity awards.

"Cause" for purposes of Dr. Chin's employment agreement means Dr. Chin has: (i) been grossly negligent in the performance of his duties; (ii) been convicted of or pleaded guilty or nolo contendre to a felony; (iii) committed a criminal act relating to Dr. Chin’s employment or the company involving, in the good faith judgment of our board of directors, fraud or theft, but excluding any conviction which results solely from Dr. Chin’s title or position with our company and is not based on his personal conduct; (iv) committed a breach of any material provision of his employment agreement or of any nondisclosure or non-competition agreement which remains uncured or 60 days following receipt of notice; or (v) intentionally breached a material provision of any code of conduct or ethics policy in effect at our company.

"Good reason" for purposes of Dr. Chin's employment agreement means Dr. Chin has suffered: (i) a material reduction in title, status or responsibilities; or (ii) a material reduction in total compensation.

"Change of control" for purposes of Dr. Chin's employment agreement means: (i) a merger or consolidation of capital stock that results in a change in ownership of more than 50% of the combined voting power of our or our successor's then-outstanding capital stock; or (ii) our stockholders approve an agreement for the sale or disposition of all or substantially all of our assets.

Denise M. Bevers

In July 2013, we entered into a written employment agreement with Ms. Bevers pursuant to which she serves as our Chief Operating Officer for an unspecified term. Under the terms of Ms. Bevers’ employment agreement, if her employment is terminated by us without “cause,” or she resigns for “good reason,” then, subject to her execution of a general release of claims, Ms. Bevers will be entitled to receive twelve months of her annual base salary payable within seven days of termination, reimbursement for up to 18 months of insurance premiums for continuation coverage under our group health plans and accelerated vesting of all of her outstanding stock options and any other equity awards. In addition, if we terminate her employment within the twelve-month period following a “change in control,” any unvested options or restricted stock shall vest and be immediately exercisable by her.

"Cause" for purposes of Ms. Bevers' employment agreement means Ms. Bevers has: (i) been grossly negligent in the performance of her duties; (ii) been convicted of or pleaded guilty or nolo contendre to a felony; (iii) committed a criminal act relating to Ms. Bevers’ employment or the company involving, in the good faith judgment of our board of directors, fraud or theft, but excluding any conviction which results solely from Ms. Bevers’ title or position with our company and is not based on her personal conduct; (iv) committed a breach of any material provision of her employment agreement or of any nondisclosure or non-competition agreement which remains uncured or 60 days following receipt of notice; (v) intentionally breached a material provision of any code of conduct or ethics policy in effect at our company; or (vi) failed to perform any of her material obligations under her employment agreement or failed to execute and perform any directions of our Chief Executive Officer.

"Good reason" for the purposes of Ms. Bevers' employment agreement means Ms. Bevers has suffered a material reduction in total compensation.

"Change of control" for purposes of Ms. Bevers' employment agreement means: (i) a merger or consolidation of capital stock that results in a change in ownership of more than 50% of the combined voting power of our or our successor's then-outstanding capital stock; or (ii) our stockholders approve an agreement for the sale or disposition of all or substantially all of our assets.

Stephen Sundlof, D.V.M., Ph.D.

In August, 2013, we entered into a written employment agreement with Dr. Sundlof pursuant to which he serves as our Executive Vice President of Regulatory Affairs and Quality and Chief Scientific Officer. Under the terms of Dr. Sundlof’s employment agreement, if his employment is terminated by us without “cause,” or he resigns for “good reason,” then, subject to his execution of a general release of claims, Dr. Sundlof will be entitled to receive twelve months of his annual base salary payable within seven days of termination, reimbursement for up to 18 months of insurance premiums for continuation coverage under our group health plans and accelerated vesting of all of his outstanding stock options and any other equity awards. In addition, if we terminate his employment within the twelve-month period following a “change in control,” any unvested options or restricted stock shall vest and be immediately exercisable by him.

"Cause" for purposes of Dr. Sundlof's employment agreement means Dr. Sundlof has: (i) been grossly negligent in the performance of his duties; (ii) been convicted of or pleaded guilty or nolo contendre to a felony; (iii) committed a criminal act relating to Dr. Sundlof’s employment or the company involving, in the good faith judgment of our board of directors, fraud or theft, but excluding any conviction which results solely from Dr. Sundlof’s title or position with our company and is not based on his personal conduct; (iv) committed a breach of any material provision of his employment agreement or of any nondisclosure or non-competition agreement which remains uncured or 60 days following receipt of notice; (v) intentionally breached a material provision of any code of conduct or ethics policy in effect at our company; or (vi) failed to perform any of his material obligations under his employment agreement or failed to execute and perform any directions of our Chief Executive Officer.

"Good reason" for the purposes of Dr. Sundlof's employment agreement means Dr. Sundlof has suffered a material reduction in total compensation.

"Change of control" for purposes of Dr. Sundlof's employment agreement means: (i) a merger or consolidation of capital stock that results in a change in ownership of more than 50% of the combined voting power of our or our successor's then-outstanding capital stock; or (ii) our stockholders approve an agreement for the sale or disposition of all or substantially all of our assets.

2015 Cash Bonuses
Our named executive officers’ employment agreements establish their target annual cash bonuses, expressed as a percentage of base salary. Cash bonuses are typically prorated to reflect a partial year of service, and our Compensation Committee retains discretion to adjust bonuses for our named executive officers. The following table sets forth the target bonus percentages for our named executive officers:

Name	Target Bonus (Percentage of Base Salary)
Richard Chin, M.D. President and Chief Executive Officer	50%
Denise M. Bevers Chief Operating Officer	40%
Stephen Sundlof, D.V.M., Ph.D. Executive Vice President, Regulatory Affairs and Quality and Chief Scientific Officer	30%

Corporate objectives for the 2015 cash bonus plan were established in January 2015 by our board of directors in consultation with management. The 2015 goals generally relate to progress of the lead product programs, biologics programs and commercial activities. In January 2016, the Compensation Committee approved bonuses for Dr. Chin, Ms. Bevers and Dr. Sundlof of 50%, 75% and 50%, of their target amounts, respectively, based upon their respective 2015 performance adjusted for the performance of the Company and stock price. The actual award granted to each named executive officer under the 2015 cash bonus plan is set forth in our 2015 Summary Compensation Table above.
The following table sets forth stock options and restricted shares granted to our named executive officers in 2015:

Name	Number of Option Shares	Number of Restricted Shares
Richard Chin, M.D. President and Chief Executive Officer	197,771	—
Denise M. Bevers Chief Operating Officer	59,031	—
Stephen Sundlof, D.V.M., Ph.D. Executive Vice President, Regulatory Affairs and Quality and Chief Scientific Officer	59,031	—

Outstanding Equity Awards at 2015 Fiscal Year-End
The following table sets forth the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2015.

	OPTION AWARDS					STOCK AWARDS
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)
Richard Chin, M.D.	2/4/13	316,667(1)	83,333(1)	$0.36	2/4/23	—	—
	2/4/14	160,417(3)	189,583(3)	$16.52	2/4/24	—	—
	2/5/15	—	197,771(3)	$6.46	2/5/25	—	—
Denise M. Bevers	2/4/13	28,525(2)	—	$0.32	2/4/23	—	—
	5/9/13	49,613(2)	—	$0.32	5/9/23	—	—
	8/29/13	58,056(1)	38,036(1)	$1.37	8/29/23	—	—
	8/29/13	20,400(2)	—	$0.90	8/29/23	—	—
	2/3/14	34,375(3)	40,625(3)	$15.41	2/3/24	—	—
	1/26/15	—	59,031(3)	$6.96	1/26/25	—	—
Stephen Sundlof, D.V.M., Ph.D.	8/29/13	29,167(1)	20,833(1)	$1.37	8/29/23	—	—
	11/11/13	26,042(3)	23,958(3)	$3.83	11/11/23	—	—
	2/3/14	34,375(3)	40,625(3)	$15.41	2/3/24	—	—
	1/26/15	—	59,031(3)	$6.96	1/26/25	—	—

(1)	The option vests and becomes exercisable as to 25% of the total number of option shares on the first anniversary of the date of employment and in equal monthly installments over the ensuing 36 months.

(2)	Represents options held by SD Scientific, Inc., which is co-owned by Ms. Bevers. See “Related Person Transactions.”

(3)	The option vests and becomes exercisable as to 25% of the total number of option shares on the first anniversary of the date of grant and in equal monthly installments over the ensuing 36 months.

Stock Options
We offer stock options to our employees, including our executive officers, as the long-term incentive component of our compensation program. We generally grant equity awards to new hires upon their commencing employment with us and on an annual basis. Our stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for U.S. federal income tax purposes. Generally, the stock options we grant to employees vest as to 25% of the total number of option shares on the first anniversary of the date of grant and as to the remaining option shares in equal monthly installments over the ensuing 36 months, subject to the employee’s continued employment or service with us on the vesting date.

We sometimes also offer stock options and stock awards to our consultants in lieu of cash. We typically grant equity awards to consultants on a quarterly basis, based on the number of hours they have worked in the prior quarter multiplied by their hourly rate. Our stock options allow consultants to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and are not be intended to qualify as “incentive stock options” for U.S. federal income tax purposes. Generally, the stock options we grant to consultants for prior services rendered vest in full on the grant date.
Stock options and stock awards granted to our executive officers may be subject to accelerated vesting in certain circumstances. For additional discussion, please see “Executive Officer Employment Agreements” above.
Retirement Plans
We have established a 401(k) retirement savings plan that allows eligible employees to defer a portion of their compensation, within limits prescribed by the Internal Revenue Code, on a pre-tax basis through contributions to the plan. Our executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees generally. We may elect to match contributions made by participants in the 401(k) plan up to a specified percentage, and any matching contributions may, or may not be, fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making matching contributions, may enhance our executive compensation package and afford appropriate incentives our employees, including our executive officers, consistent with the interests of our stockholders.
No Tax Gross-Ups
We do not make gross-up payments to cover our executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our company.
2012 Equity Incentive Plan
General
The Kindred Biosciences, Inc. 2012 Equity Incentive Plan, which we refer to as the 2012 Plan, provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock and stock appreciation rights, or SARs. Subject to the provisions of the 2012 Plan relating to adjustments upon changes in our common stock, an aggregate of 4,000,000 shares of common stock have been reserved for issuance under the 2012 Plan, including shares issued to date and shares underlying stock options granted to date.
Purpose
Our board adopted the 2012 Plan to provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock, to assist in attracting and retaining the services of such persons, to bind the interests of eligible recipients more closely to our company’s interests by offering them opportunities to acquire shares of our common stock and to afford such persons stock-based compensation opportunities that are competitive with those afforded by similar businesses. Our stockholders have approved the 2012 Plan.
Administration
Our Compensation Committee administers the 2012 Plan. Subject to the provisions of the 2012 Plan, the committee has the power to determine in its discretion: (a) to grant options and SARs and grant or sell restricted stock; (b) to determine the fair market value of the shares of common stock subject to options or other awards; (c) to determine the exercise price of options granted, which shall be no less than the fair market value of any common stock on the date of grant, the economic terms of SARs granted, which shall provide for a benefit of the appreciation on common stock over not less than the value of our common stock on the date of grant, or the offering price of restricted stock; (d) to determine the persons to whom, and the time or times at which, options or SARs shall be granted or restricted stock granted or sold, and the number of shares subject to each option or SAR or the number of shares of restricted stock granted or sold; (e) to construe and interpret the terms and provisions of the Plan, of any applicable agreement and all options and SARs granted under the Plan, and of any restricted stock award under the Plan; (f) to prescribe, amend, and rescind rules and regulations relating to the Plan; (g) to determine the terms and provisions of each option and SAR granted and award of restricted stock (which need not be identical), including but not limited to, the time or times at which options and SARs shall be exercisable or the time at which the restrictions on restricted stock shall lapse; (h) with the consent of the grantee, to rescind any award or exercise of an option or SAR; (i) to modify or amend the terms of any option, SAR or restricted stock (with the consent of the grantee or holder of the restricted stock if the modification or amendment is adverse to the grantee or holder); (j) to reduce the purchase price of restricted stock or exercise price of any option or base price of any SAR; (k) to accelerate or defer (with the consent of the grantee) the exercise date of any option or SAR or the date on which the restrictions on restricted stock lapse; (l) to issue shares of restricted stock to an optionee in connection with the accelerated exercise of an option by such optionee; (m) to authorize any person to execute on behalf of our company any instrument evidencing the grant of an option, SAR or award of restricted stock; (n) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purpose of the Plan; and (o) to make all other determinations deemed necessary or advisable for the administration of the Plan, any applicable agreement, option, SAR or award of restricted stock.
As permitted by the 2012 Plan and the Delaware General Corporation Law, our board of directors has given our Chief Executive Officer the authority to grant options to purchase shares of our common stock to employees and non-executive officers, provided that no more than 250,000 total shares of common stock shall be issuable under options granted by the Chief Executive Officer during the 12-month period ending March 14, 2017 and each option grant must satisfy certain other requirements established by the board.
Eligibility
Incentive stock options may be granted under the 2012 Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the 2012 Plan.
Terms of Options and SARs
The exercise price of incentive stock options may not be less than the fair market value of our common stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of nonstatutory options also may not be less than the fair market value of our common stock on the date of grant.
Options granted under the 2012 Plan may be exercisable in increments, or “vest,” as determined by our Compensation Committee. The committee has the power to accelerate the time as of which an option may vest or be exercised, with the consent of the optionee. The maximum term of options and SARs under the 2012 Plan is ten years, except that in certain cases the maximum term is five years. Options and SARs awarded under the 2012 Plan generally will terminate 90 days after termination of the participant’s service, subject to certain exceptions.
A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option or SAR. The committee may grant nonstatutory stock options and SARs that are transferable to the extent provided in the applicable written agreement.
Terms of Restricted Stock Awards
Our Compensation Committee may issue shares of restricted stock under the 2012 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion.
Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by the committee. In the event a recipient’s employment or service with our company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our company in accordance with such restricted stock agreement.

Rights to acquire shares of common stock under the restricted stock purchase or grant agreement shall be transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as the committee shall determine in its discretion, so long as shares of common stock awarded under the restricted stock agreement remain subject to the terms of such agreement.
Adjustment Provisions
If our common stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to each option and each SAR outstanding under the Plan, and the exercise price of each outstanding option and the base value of SAR, will be automatically and proportionately adjusted, except that our company will not be required to issue fractional shares as a result of any such adjustments. Such adjustment in any outstanding option or SAR will be made without change in the total price applicable to the unexercised portion of the option or SAR, but with a corresponding adjustment in the price for each share covered by the unexercised portion of the option or SAR.
Effect of Certain Corporate Events
Except as otherwise provided in the applicable agreement, in the event of (i) a liquidation or dissolution of our company, (ii) a merger or consolidation of our company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary), or (iii) a sale of all or substantially all of the assets of our company in a single transaction or a series of related transactions, all options and SARs will terminate upon consummation of the transaction unless the Compensation Committee determines that they will survive. If the committee determines that outstanding options and SARs will survive, and if our company will not be the surviving entity in the transaction, the committee will provide that the outstanding options and SARs will be assumed or an equivalent option or SAR substituted by an applicable successor entity or any affiliate of the successor entity. If outstanding options and SARs are to terminate upon consummation of the corporate transaction, any options or SARs outstanding immediately prior to the consummation of the corporate transaction will be deemed fully vested and exercisable immediately prior to the consummation of the corporate transaction (provided that the option or SAR has not expired by its terms and that the grantee takes all steps necessary to exercise the option or SAR prior to the corporate transaction as required by the agreement evidencing the option or SAR).
Duration, Amendment and Termination
Our board may suspend or terminate the 2012 Plan without stockholder approval or ratification, subject to certain restrictions, at any time or from time to time. Unless sooner terminated, the 2012 Plan will terminate ten years from the date of its adoption by our board, or on November 4, 2022.
Our board may also amend the 2012 Plan at any time, and from time to time. However, except as relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. Our board may submit any other amendment to the 2012 Plan for stockholder approval in its discretion.
As of December 31, 2015, we have awarded or granted under the 2012 Plan options to purchase a total of 3,264,648 shares of our common stock, granted 8,950 shares of restricted stock, and 726,402 shares of our common stock remain available for issuance under the 2012 Plan.
2014 Employee Stock Purchase Plan
Additional long-term equity incentives are provided through our 2014 Employee Stock Purchase Plan, or ESPP. The ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under the ESPP, all of our employees and officers (other than 5% owners of our common stock) are eligible participants. The ESPP permits participants to purchase our common stock through payroll deductions of between 1% and 20% of the participant’s compensation, up to a maximum of 2,000 shares per purchase period. The ESPP contains consecutive offering periods of approximately six (6) months duration. The price of the common stock purchased will be the lower of 85% of the fair market value of the common stock at the beginning of an offering period or at the end of the purchase period.

2016 Base Salaries and Target Bonuses
Our Compensation Committee recently undertook a review of our compensation program for named executive officers. The Compensation Committee developed its determinations in consultation with Dr. Chin and based upon a survey of comparable companies by Radford, an Aon Hewitt company, and upon comparison with a comparable public company, Aratana Therapeutics. While Company goals were mostly met by the end of 2015, the named executive officers voluntarily recommended no increase in their base salaries in light of the stock performance in 2015 and results from the Company’s pivotal trial of SentiKind. On January 8, 2016, based on the review described above, the Compensation Committee determined that it was in the best interest of the Company that the named executive officers’ base salaries remain at their 2015 levels, as shown in the following tables, and the Compensation Committee established the following 2016 target bonus for each named executive officer.

Name	2016 Base Salary ($)	2016 Target Bonus ($)
Richard Chin, M.D. President and Chief Executive Officer	$400,000	$200,000
Denise M. Bevers Chief Operating Officer	$325,000	$130,000
Stephen Sundlof, D.V.M., Ph.D. Executive Vice President of Regulatory Affairs and Quality and Chief Scientific Officer	$310,000	$93,000

2016 Equity Incentive Awards
Our board of directors and Compensation Committee believe that employees in a position to make a substantial contribution to the long-term success of our company should have a significant and ongoing stake in our success and that the size of such stake should reflect an employee’s ability to influence our long-term performance. Equity incentive awards not only compensate but also motivate and encourage retention of our named executive officers by providing an opportunity to participate in the ownership of the company while promoting long-term value creation for our stockholders by aligning the interests of named executive officers with the interests of our stockholders. As a result of the January 8, 2016 compensation review, our Compensation Committee approved grants of the following equity incentive awards to our named executive officers as of January 8, 2016 for Dr. Chin, Ms. Bevers and Dr. Sundlof:

Name	Stock Options (#)
Richard Chin, M.D. President and Chief Executive Officer	197,771
Denise M. Bevers Chief Operating Officer	59,031
Stephen Sundlof, D.V.M., Ph.D. Executive Vice President of Regulatory Affairs and Quality and Chief Scientific Officer	59,031

The options granted to our named executive officers have an exercise price per share equal to the closing market price of our common stock on the date of grant, which was $3.45 per share, and vest as to 25% of the total number of option shares on the first anniversary of the date of grant and in equal monthly installments over the ensuing 36 months.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below sets forth certain information with respect to beneficial ownership of our securities as of March 1, 2016 by:

•	persons known by us to be the beneficial owners of more than 5% of our issued and outstanding common stock;

•	each of our named executive officers, directors and director nominees; and

•	all of our executive officers and directors as a group.
The number of shares beneficially owned by each stockholder is determined in accordance with SEC rules. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Percentage ownership is based on 19,836,360 shares of our common stock outstanding on March 1, 2016. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options, warrants or other rights held by such person that are currently convertible or exercisable or will become convertible or exercisable within 60 days of March 1, 2016 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise stated, the address of each 5% or greater beneficial holder is c/o Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 200, Burlingame, California 94010. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name and Address of Beneficial Owner
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers, Directors and Director Nominee
Richard Chin, M.D(1)	3,228,812	15.8%
Denise Bevers(2)	223,673	1.1%
Stephen Sundlof, D.V.M., Ph.D.(3)	127,240	*
Ernest Mario, Ph.D.(4)	174,500	*
Ervin Veszprémi(5)	136,333	*
Raymond Townsend, Pharm.D.(6)	148,333	*
Herbert Montgomery(7)	-	-
All executive officers and directors as a group (six persons)(7)	4,038,891	19.1%

5% or Greater Stockholders
Park West Asset Management LLC(9) 900 Larkspur Landing Circle, Suite 165 Larkspur, California 94939	1,753,700	8.8%
Ariel Investments LLC(10) 200 E. Randolph Street, Suite 2900 Chicago, Illinois 60601	2,498,179	12.6%
EcoR1 Capital, LLC(11) 409 Illinois Street San Francisco, California 94518	1,432,765	7.0%
Seth A. Klarman(12) The Baupost Group, L.L.C. SAK Corporation 10 St. James Avenue, Suite 1700 Boston, Massachusetts 02116	3,013,848	15.2%

*	Less than 1%.

(1)
Includes 597,266 shares of common stock subject to stock options exercisable within 60 days of March 1, 2016 and 8,000 shares of common stock owned by Dr. Chin’s minor children who share his household. Dr. Chin disclaims beneficial ownership of the shares held by his minor children, except to the extent of his pecuniary interest therein.

(2)
Consists of 223,673 shares of common stock issuable upon exercise of stock options within 60 days of March 1, 2016 of which 98,538 are held by SD Scientific, Inc., a corporation in which Ms. Bevers is a co-director and co-stockholder and, as such, is deemed to beneficially own such shares.

(3)	Includes 122,613 shares of common stock subject to stock options exercisable within 60 days of March 1, 2016.

(4)
Includes 104,917 shares of common stock subject to stock options exercisable within 60 days of March 1, 2016. On March 15, 2016, Dr. Mario purchased 30,000 shares of common stock on the open market, which are not reflected in the number of shares beneficially owned by Dr. Mario that is stated above.

(5)	Consists of 136,333 shares of common stock issuable upon exercise of stock options within 60 days of March 1, 2016.

(6)	Includes 136,333 shares of common stock subject to stock options exercisable within 60 days of March 1, 2016.

(7)	Mr. Montgomery's appointment as a director will be effective April 15, 2016.

(8)	Includes 1,321,135 shares of common stock subject to stock options exercisable within 60 days of March 1 , 2016.

(9)
According to a report on Schedule 13G/A filed with the SEC on February 16, 2016, Park West Asset Management LLC (“PWAM”) is the investment manager to (a) Park West Investors Master Fund, Limited, a Cayman Islands exempted company (“PWIMF”), and (b) Park West Partners International, Limited, a Cayman Islands exempted company (“PWPI” and, collectively with PWIMF, the “PW Funds”). Peter S. Park is the sole member and manager of PWAM. As of December 31, 2015, PWIMF held 1,540,833 shares of common stock and PWPI held 212,867 shares of common stock of the Company. The 1,753,500 shares of common stock held in the aggregate by the PW Funds may be deemed to be beneficially owned (x) indirectly by PWAM, as the investment adviser to PWIMF and PWPI and (y) by Mr. Park, as the sole member and manager of PWAM.

(10)
According to a report on Schedule 13G/A filed with the SEC on February 12, 2016, the aggregate number of shares owned beneficially by Ariel Investments, LLC is 2,498,179, as of December 31, 2015, with sole voting power as to 1,819,676 shares, sole dispositive power as to 2,498,179 shares and no shared voting or dispositive power.

(11)
According to a report on Schedule 13G/A filed with the SEC on February 12, 2016 by EcoR1 Capital, LLC (“EcoR1”), EcoR1 Capital Fund Qualified, L.P. (“Qualified Fund”) and Oleg Nodelman, all three reporting persons hold shared voting and dispositive power over the shares. According to the Schedule 13G/A filed on February 12, 2016: (a) Qualified Fund directly owned 1,038,670 shares of common stock, (ii) EcoR1 may be deemed to beneficially own 1,432,765 shares as the general partner of Qualified Fund, and (c) Mr. Nodelman may be deemed to beneficially own 1,432,765 shares as owner of EcoR1.

(12)
According to a report on Schedule 13G/A filed with the SEC on February 13, 2015, Mr. Klarman is the President of both The Baupost Group, L.L.C. (“Baupost”) and SAK Corporation (“SAK”), whose addresses are the same as Mr. Klarman’s. According to the Schedule 13G/A, Mr. Klarman, Baupost and SAK share voting and dispositive power over the shares shown and, as such, each of them is deemed to beneficially own the shares shown.

RELATED PERSON TRANSACTIONS
The following summarizes transactions by us in which any of our directors, director nominees, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation” above.
Transactions with Directors, Director Nominees and Officers
Denise Bevers has been our Chief Operating Officer since shortly after our inception. From August 2012 until June 30, 2013, SD Scientific, Inc., of which Ms. Bevers is the co-founder and a 50% stockholder, served as a consultant to our company. In consideration of consulting services rendered, we granted SD Scientific, Inc. in February 2013 options to purchase 28,525 shares of our common stock at an exercise price of $0.32 per share. In May 2013 and August 2013, respectively, we granted SD Scientific, Inc. additional stock options to purchase 49,613 shares of our common stock at an exercise price of $0.32 per share and 20,400 shares of our common stock at an exercise price $0.90 per share.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in the right of us, arising out of the person’s services as a director or executive officer.
Policies and Procedures for Related Person Transactions
The Audit Committee of our board of directors has been delegated responsibility for reviewing and approving transactions between us and our directors, officers or beneficial owners of 5% or more of our voting securities or their respective affiliates. Such related person transactions include, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person had, has or will have a direct or indirect material interest. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

PROPOSAL NO. 2 - APPROVAL OF THE KINDRED BIOSCIENCES, INC. 2016 EQUITY INCENTIVE PLAN
In March 2016, the Compensation Committee of our Board of Directors recommended to our Board of Directors for adoption, and on March 30, 2016 our Board of Directors adopted, the Kindred Biosciences, Inc. 2016 Equity Incentive Plan (the “2016 Plan”), subject to approval by our stockholders.
Our Board of Directors is asking you to approve the 2016 Plan, which we believe includes policies and terms that represent corporate governance best practices designed to protect our stockholders’ interests, in addition to providing clarity, ease of administration, and compliance with recent developments in applicable laws. We believe the share reserve of the 2016 Plan will provide us with sufficient shares to enable us to grant equity awards to our employees, directors and consultants for approximately three more years.
If the 2016 Plan is approved by our stockholders, the aggregate number of shares of common stock available for issuance will be 3,000,000 shares, representing approximately 15% of the shares of our fully-diluted common stock outstanding as of March 31, 2016.
Approval of the 2016 Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as an “Against” vote. Broker non-votes will have no effect on the outcome of this Proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF APPROVAL OF THE 2016 PLAN.

WHY YOU SHOULD VOTE FOR THE 2016 PLAN
Equity Incentives Such as Stock Options Are an Important Part of Our Compensation Philosophy
The 2016 Plan is critical to our ongoing effort to build stockholder value through retaining and motivating key employees and directors. The purpose of the adoption of the 2016 Plan is to provide us with a sufficient reserve of common stock to offer appropriate incentives to our employees, consultants and directors. Kindred Biosciences is a development-stage biopharmaceutical company focused on saving and improving the lives of pets. Our core strategy is to identify compounds and targets that have already demonstrated safety and efficacy in humans and to develop therapeutics based on these validated compounds and targets for pets, primarily dogs, cats and horses. Our success in developing marketable products and implementing our current initiatives, particularly ZimetaTM for the treatment of fever in horses, KIND-010 for management of weight loss in cats and our Biologics program, will depend on our ability to attract and retain qualified personnel in areas requiring specific technical, medical or commercial expertise. Like many drug development companies, we actively compete for highly qualified employees. Our equity programs are key components of our strategy to attract and retain those individuals. We continue to believe that equity compensation is a critical component to motivate key employees and directors and effectively aligns employee compensation with stockholder interests. Traditionally, stock options have been the primary focus of our equity program. The potential value of stock options is realized only if our share price increases, and so we believe stock options provide a strong incentive for individuals to work to grow our business and build stockholder value, and are most attractive to individuals who share our entrepreneurial spirit.
The 2012 Plan Has Minimal Shares Available for Issuance
Grants of equity awards to our named executive officers, employees, consultants and directors have been made under our 2012 Equity Incentive Plan (the “2012 Plan”). However, the share reserve in the 2012 Plan is down to 203,685 shares as of April 5, 2016. Therefore, we are limited in our ability to issue equity to our named executive officers, employees, consultants or directors unless our stockholders approve a new stock plan. While we could increase cash compensation if we are unable to grant equity incentives, we have taken measures to conserve our use of cash and anticipate that we will have difficulty attracting, retaining, and motivating our executive officers, our key employees and our directors if we are unable to make equity grants to them. Equity awards are a more effective executive compensation vehicle than cash at a growth-oriented, entrepreneurial company because they deliver high potential value with a smaller impact on current income and cash flow. Therefore, we are asking our stockholders to approve the 2016 Plan. Following stockholder approval of the 2016 Plan, no awards will be made under the 2012 Plan.
We Manage Our Equity Award Use Carefully
We continue to believe that equity awards such as stock options are a vital part of our overall compensation program. However, we recognize that equity awards dilute existing stockholders and therefore we must responsibly manage the growth of our equity compensation program. We are committed to effectively managing our equity compensation share reserve, including our burn rate. Detailed information about equity awards issued in prior years as well as other relevant information is set forth in the “Information for Burn Rate Calculation” table below.
The 2016 Plan Combines Compensation and Governance Best Practices
We note that our 2016 Plan contains provisions that are designed to protect our stockholders’ interests and to reflect compensation and corporate governance best practices, including:

•
Stockholder approval is required for additional shares. The 2016 Plan does not contain an annual “evergreen” provision that provides for automatic increases of shares on an ongoing basis. The 2016 Plan authorizes a fixed number for our share reserve, so that stockholder approval is required to issue any additional shares from the 2016 Plan once we have used all shares available for issuance. The 2016 Plan is not an inducement plan, and therefore requires stockholder approval under the NASDAQ Marketplace Rules.

•
No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights will have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•	Repricing is not allowed without stockholder approval. The 2016 Plan prohibits the repricing or exchange of underwater stock options and stock appreciation rights without prior stockholder approval.

•
Reasonable share counting provisions. In general, when awards granted under the 2016 Plan lapse or are canceled, the shares reserved for those awards will be returned to the share reserve and be available for future awards. However, the 2016 Plan prohibits shares tendered to pay the exercise price of an award or shares withheld for payment of taxes to be returned to our share reserve.

•
Clawbacks. All awards granted under the 2016 Plan are subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange on which our common stock is listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the 2016 Plan’s administrator may impose such other clawback, recovery or recoupment provisions in an award agreement as it determines are necessary or appropriate.

Information for Burn Rate Calculation
The following table provides the detailed information necessary to calculate our burn rates for the fiscal period ended April 5, 2016 and fiscal years ended 2015, 2014 and 2013. The table reflects grant information for our 2012 Plan, but excludes our 2014 Employee Stock Purchase Plan.

	Year to Date April 5, 2016	Fiscal 2015	Fiscal 2014	Fiscal 2013
Options Granted	737,333	922,083	1,127,113	1,420,339
Options Cancelled	242,116	77,187	118,750	0
Options Available for Grant	231,185	726,402	1,571,298	2,579,661
Weighted-Average Common Stock Outstanding	19,836,360	19,772,961	18,782,331	3,731,929
Common Stock Outstanding	19,836,360	19,836,360	19,724,482	16,214,620

SUMMARY OF THE 2016 PLAN
A summary of the principal features of the 2016 Plan follows below. The summary is qualified by the full text of the 2016 Plan that is attached as Appendix A to this Proxy Statement.
Types of Awards
The 2016 Plan provides for the following types of awards: incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, performance cash awards, and other stock-based awards. We refer to these stock awards in this Proposal collectively as the stock awards or awards.
Eligibility
Stock awards may be granted under the 2016 Plan to employees (including officers) and consultants of KindredBio or our affiliates, and to members of our Board of Directors. Pursuant to applicable tax law, we may grant incentive stock options only to our employees (including officers) and employees of our affiliates. As of March 31, 2016, we had a total of 40 employees and 3 non-employee directors who would be eligible to be granted awards under the 2016 Plan.
No officer, employee or consultant may be granted stock awards covering more than 1,500,000 shares of our common stock under our 2016 Plan during any calendar year pursuant to stock options, stock appreciation rights and other stock awards. Additionally, no such person may be granted a performance stock award covering more than 1,000,000 shares or a performance cash award having a maximum value in excess of $2,000,000 in any calendar year. Such limitations are designed to help assure that any deductions to which we would otherwise be entitled with respect to such awards will not be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to any covered executive officer imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the 2016 Plan states that a maximum of 100,000 shares of our common stock subject to options and other stock awards may be granted to any non-employee director during any calendar year.

Administration
The 2016 Plan is administered by our Board of Directors, which may in turn delegate authority to administer the 2016 Plan to a committee. Our Board of Directors has delegated administration of the 2016 Plan to the Compensation Committee of the Board of Directors, but has retained the authority to concurrently administer the 2016 Plan with the Compensation Committee and may, at any time, re-vest in itself some or all of the powers previously delegated to the Compensation Committee. Subject to the terms of the 2016 Plan, the Compensation Committee may determine the recipients, numbers and types of stock awards to be granted, and terms and conditions of the stock awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the Compensation Committee also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the 2016 Plan.

Unless otherwise determined by the Board of Directors, the Compensation Committee shall be comprised of at least two directors, each of whom is (i) an “outside director” within the meaning of Section 162(m) of the Code, (ii) a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (iii) an “independent director” under applicable rules of the NASDAQ Stock Market LLC, including the independence rules of such stock exchange relating to Compensation Committee members. The Compensation Committee has the authority to delegate its administrative powers under the 2016 Plan to a subcommittee consisting of members of the Compensation Committee. The 2016 Plan also permits delegation to one or more officers of the ability to determine the recipients, number of shares and types of stock awards (to the extent permitted by law) to be granted to employees other than our officers, subject to a maximum limit on the aggregate number of shares subject to stock awards that may be granted by such officers.
Stock Available for Awards
If this Proposal 2 is approved, the total number of shares of our common stock reserved for issuance under the 2016 Plan will consist of 3,000,000 shares (the “Share Reserve”). As of April 5, 2016, the closing price of our common stock on the NASDAQ Capital Market was $3.60 per share.
The shares of common stock subject to stock awards granted under the 2016 Plan that expire, are forfeited because of a failure to vest, or otherwise terminate without being exercised in full will return to the Share Reserve and be available for issuance under the 2016 Plan. However, any shares that are withheld to satisfy tax requirements or that are used to pay the exercise or purchase price of a stock award will not return to the 2016 Plan.
Appropriate adjustments will be made to the Share Reserve, to the other numerical limits described in the 2016 Plan (such as the limit on the number of shares that may be issued as incentive stock options and the limit on the number of shares that may be awarded to any one person in any calendar year) and to outstanding awards in the event of any change in our common stock without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, spin-off, split-off, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, other than the conversion of convertible securities.
Repricing
The 2016 Plan expressly provides that, without the approval of our stockholders, the Compensation Committee may not provide for either the cancellation of underwater stock options or stock appreciation rights outstanding under the 2016 Plan in exchange for the grant of new awards, or the amendment of outstanding stock options or stock appreciation rights to reduce their exercise price.
Terms of Options
A stock option is the right to purchase shares of our common stock at a fixed exercise price during a specified period of time. Stock option grants may be incentive stock options or nonstatutory stock options. Each option is evidenced by a stock option agreement. The Compensation Committee determines the terms of a stock option including the exercise price, the form of consideration paid on exercise, the vesting schedule, restrictions on transfer and the term of the option.
Generally, the exercise price of a stock option may not be less than 100% of the fair market value of the stock subject to the option on the date of grant. Options granted under the 2016 Plan will vest at the rate specified in the option agreement.
The term of an option granted under the 2016 Plan will be determined by the Compensation Committee, but may not exceed ten years. The Compensation Committee will determine the time period, including the time period following a termination of an optionholder’s continuous service relationship with us or any of our affiliates, during which an optionholder has the right to exercise a vested option. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s continuous service relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. Unless otherwise provided in the option agreement, if an optionholder’s service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months in the event of disability and 18 months in the event of death. The Compensation Committee has discretion to extend the term of any outstanding option and to extend the time period during which a vested option may be exercised following a termination of continuous service. The Compensation Committee also has discretion to accelerate the vesting of an option or a stock appreciation right following a participant’s termination of continuous service or to provide in an award agreement for continued vesting of an option or a stock appreciation right following a termination of continuous service.
Acceptable forms of consideration for the purchase of our common stock issued under the 2016 Plan may include cash, payment pursuant to a “cashless” exercise program developed under Regulation T as promulgated by the Federal Reserve Board, common stock owned by the participant, payment through a net exercise feature, or other approved forms of legal consideration.
Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution or pursuant to a domestic relations order. However, to the extent permitted under the terms of the applicable stock option agreement, an optionholder may designate a beneficiary who may exercise the option following the optionholder’s death.
Tax Limitations on Incentive Stock Options
The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to incentive stock options that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. The options or portions of options that exceed this limit are generally treated as nonstatutory stock options. In addition, the maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the 2016 Plan is 3,000,000 shares. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	The option exercise price must be at least 110% of the fair market value of the stock subject to the option on the date of grant; and

•	The term of any incentive stock option award must not exceed five years from the date of grant.

Terms of Restricted Stock Awards
Restricted stock awards are awards of shares of our common stock. Each restricted stock award is evidenced by an award agreement that sets forth the terms and conditions of the award. A restricted stock award may be granted in consideration for cash, the recipient’s services performed, or to be performed, for us or an affiliate of ours or other form of legal consideration. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture in accordance with the vesting schedule determined at the time of grant. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement.

Terms of Restricted Stock Unit Awards
A restricted stock unit is a right to receive stock or cash (or a combination of cash and stock) equal to the value of a share of stock at the end of a set period. No stock is issued at the time of grant. Each restricted stock unit award is evidenced by an agreement that sets forth the terms and conditions of the award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule determined at grant. Dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award. When a participant’s continuous service with us or any of our affiliates terminates for any reason, the unvested portion of the restricted stock unit award will be forfeited unless otherwise provided in the restricted stock unit award agreement.
Terms of Stock Appreciation Rights

Stock appreciation rights will be granted pursuant to a stock appreciation rights agreement. Each stock appreciation right is denominated in common stock share equivalents. The Compensation Committee determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the 2016 Plan vests at the rate specified in the stock appreciation right agreement as determined by the Compensation Committee.
When a stock appreciation right is exercised, the holder is entitled to an amount equal to the product of (a) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (b) the number of shares of common stock with respect to which the stock appreciation right is exercised. We may pay the amount of the appreciation in cash or shares of our common stock or a combination of both.
The Compensation Committee determines the term of stock appreciation rights granted under the 2016 Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if a participant’s continuous service with us, or any of our affiliates, ceases for any reason other than disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 18 months in the event of disability and 18 months in the event of death. The Compensation Committee has discretion to extend the term of any outstanding stock appreciation right and to extend the time period during which a vested stock appreciation right may be exercised following a termination of continuous service.
Terms of Performance Awards
The 2016 Plan provides for the grant of performance stock awards and performance cash awards. A performance award may vest or be exercised upon achievement of pre-determined performance goals during a specified period. A performance award may also require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Compensation Committee. Performance goals will generally be established not later than ninety days into a performance period. As soon as administratively practicable following the end of the performance period, the Compensation Committee will certify (in writing) whether the performance goals have been satisfied. The maximum performance award that may be granted to any individual in a calendar year is 1,000,000 shares of our common stock and $2,000,000.
Performance-based stock and cash awards may be made subject to one or more of the following criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholders’ equity; (vi) return on assets, investment or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) objective measures of customer satisfaction or retention; (xxvi) stockholders’ equity; (xxvii) capital expenditures; (xxviii) debt levels; (xxix) operating profit or net operating profit; (xxx) objective measures of workforce diversity or retention; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Compensation Committee.
The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, the Compensation Committee may elect to make appropriate adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and/or the award of bonuses under our bonus plans; (10) to exclude expenses incurred in the acquisition or disposition of businesses; and (11) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, we retain the discretion to reduce or eliminate (but not to increase) the amount that is payable upon attainment of the specified performance goals. The performance goals may differ from participant to participant and from award to award.
Terms of Other Stock Awards
The Compensation Committee may grant other forms of stock awards that are valued in whole or in part by reference to the value of KindredBio common stock. Subject to the provisions of the 2016 Plan, the Compensation Committee has the authority to determine the persons to whom and the dates on which such other stock awards will be granted, the number of shares of common stock (or cash equivalents) to be subject to each award, and other terms and conditions of such awards. Such awards may be granted either alone or in addition to other stock awards granted under the 2016 Plan. Such other forms of stock awards may be subject to vesting in accordance with a vesting schedule determined at grant.
Corporate Transactions; Changes in Control
Corporate Transaction. In the event of certain significant corporate transactions, the Compensation Committee has the discretion to take one or more of the following actions with respect to outstanding stock awards under the 2016 Plan:

•	Arrange for assumption, continuation, or substitution of a stock award by a surviving or acquiring entity (or its parent company);

•
Arrange for the assignment of any reacquisition or repurchase rights applicable to any shares of our common stock issued pursuant to a stock award to the surviving or acquiring corporation (or its parent company);

•	Accelerate the vesting and exercisability of a stock award followed by the termination of the stock award;

•	Arrange for the lapse of any reacquisition or repurchase rights applicable to any shares of our common stock issued pursuant to a stock award; and

•
Arrange for the surrender of a stock award in exchange for a payment equal to the excess of (i) the value of the property the holder of the stock award would have received upon the exercise of the stock award, over (ii) any exercise price payable by such holder in connection with such exercise.

The Compensation Committee need not take the same action for each stock award.
For purposes of the 2016 Plan, a corporate transaction will be deemed to occur in the event of (i) the consummation of a sale of all or substantially all of our consolidated assets, (ii) the consummation of a sale of at least 90% of our outstanding securities, (iii) the consummation of a merger or consolidation in which we are not the surviving corporation, or (iv) the consummation of a merger or consolidation in which we are the surviving corporation but shares of our outstanding common stock are converted into other property by virtue of the transaction.
Change in Control. A stock award may be subject to additional acceleration of vesting and exercisability upon or after specified change in control transactions (as defined in the 2016 Plan), as provided in the stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no acceleration shall occur.
Duration, Suspension, Termination and Amendment of the 2016 Plan
The Board of Directors may suspend or terminate the 2016 Plan at any time. Unless sooner terminated by our Board of Directors, the 2016 Plan shall automatically terminate on March 29, 2026, which is the day before the tenth anniversary of the date the 2016 Plan was adopted by the Board of Directors. No awards may be granted under the 2016 Plan while the 2016 Plan is suspended or after it is terminated.

The Board of Directors may amend the 2016 Plan at any time. However, no amendment or termination of the plan will adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. Furthermore, without stockholder approval, the Board of Directors does not have the right or authority (i) to increase the aggregate number of shares of common stock (including upon the exercise of incentive stock options) that may be issued under the 2016 Plan, or the annual limit on stock awards under the 2016 Plan to any individual, other than in connection with specified capitalization adjustments such as stock splits and stock dividends and the other transactions described above under “Stock Available for Awards,” (ii) to increase the maximum annual performance cash award of $2,000,000 described in the 2016 Plan, (iii) to amend the provisions in the 2016 Plan relating to a prohibition on the repricing of stock awards, (iv) to amend the 2016 Plan in any respect that requires stockholder approval under applicable stock exchange rules, or (v) to amend the 2016 Plan in any respect that requires stockholder approval under the Code or any other applicable law.
Tax Withholding
The Compensation Committee may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (i) causing the participant to tender a cash payment; (ii) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award; (iii) withholding cash from an award settled in cash or from other amounts payable to the participant; or (iv) by other method set forth in the award agreement.
Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income taxation consequences to participants and KindredBio with respect to participation in the 2016 Plan. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2016 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.
Incentive Stock Options
The 2016 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. If the optionholder holds a share received on the exercise of an incentive stock option for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.
If, however, an optionholder disposes of a share acquired on exercise of an incentive stock option before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionholder’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.
We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of a nonstatutory stock option if the option is granted with an exercise price equal to, or greater than, the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding tax. Generally, the optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionholder’s capital gain holding period for those shares will begin on that date. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Restricted Stock Units
Generally, no taxable income is recognized upon receipt of a restricted stock unit award. The participant will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. Generally, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued.
Stock Appreciation Rights
Generally, stock appreciation rights are subject to similar tax rules as nonstatutory stock options. This means that, generally, no taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received, less any strike price paid for such shares, is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, we are required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. We will generally be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Section 162(m) of the Code

Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. In general, Section 162(m) of the Code limits the federal income tax deduction for compensation paid to a public company’s chief executive officer and next three most highly compensated executive officers excluding the chief financial officer to $1,000,000 per fiscal year for each designated executive officer.

Awards that qualify as “performance-based compensation” are exempt from the limitations of Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation. The 2016 Plan is intended to enable us to grant awards that will be exempt from the deduction limits of Section 162(m). Under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if, among other requirements, (i) such awards are approved by a Compensation Committee composed solely of “outside directors,” (ii) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (iii) the per-employee limitation is approved by the stockholders, and (iv) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock, restricted stock units, performance awards and other stock-based awards will qualify as performance-based compensation, if, among other requirements, (i) the award is approved by a Compensation Committee composed solely of “outside directors,” (ii) the award is granted, becomes vested or is settled, as applicable, only upon the achievement of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, (iii) a committee of outside directors certifies in writing prior to the granting (or vesting or settlement) of the award that the performance goal has been satisfied, and (iv) prior to the granting (or vesting or settlement) of the award, the stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).
New Plan Benefits
Awards under the 2016 Plan are discretionary. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in 2016 or thereafter to executive officers, directors, employees and consultants under the 2016 Plan.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information with respect to all of our equity compensation plans with options, warrants or rights outstanding as of December 31, 2015.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	3,116,185	$7.26	872,650 (1)
Equity compensation plans not approved by security holders	-	N/A	-
Total	3,116,185	$7.26	872,650 (1)

(1)
Represents 146,248 shares issuable under the 2014 Employee Stock Purchase Plan and 726,402 shares issuable under the 2012 Plan. Following stockholder approval of the 2016 Plan, no awards will be made under the 2012 Plan.

PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed KMJ Corbin & Company LLP (“KMJ”), an independent registered public accounting firm, to audit our consolidated financial statements for our fiscal year ending December 31, 2016. During our fiscal year ended December 31, 2015, KMJ served as our independent registered public accounting firm.
Notwithstanding the appointment of KMJ and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of Kindred Biosciences, Inc. and its stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of KMJ as our independent registered public accounting firm for our fiscal year ending December 31, 2016. Our Audit Committee is submitting the appointment of KMJ to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of KMJ are not expected to be present at the Annual Meeting.
If our stockholders do not ratify the appointment of KMJ, our board of directors may reconsider the appointment.
Fees Paid to the Independent Registered Public Accounting Firm
  The following table sets forth fees billed by KMJ Corbin & Company LLP, our principal accounting firm, for the years ended December 31, 2015 and 2014:

	Year Ended December 31,
	2015	2014
Audit Fees	$105,800	$95,550
Audit Related Fees (1)	—	31,825
Tax Fees	13,111	5,855
All Other Fees	—	—
	$118,911	$133,230

(1)	Audit-Related Fees for the years ended December 31, 2014 consist of fees billed for assurance and related services in connection with our follow-on public offering in 2014.
Our board of directors established an Audit Committee in December 2013. The Audit Committee’s pre-approval policies and procedures and other protocols are discussed in its written charter which can be found at www.kindredbiosciences.com under the tab “Investors.”

Auditor Independence
In our fiscal year ended December 31, 2015, there were no other professional services provided by KMJ, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of KMJ.
Vote Required
Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of KMJ Corbin & Company LLP, we do not expect any broker non-votes in connection with this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION
OF THE APPOINTMENT OF KMJ CORBIN & COMPANY LLP.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee provides assistance to our board of directors in fulfilling its oversight responsibility to the company’s stockholders, potential stockholders, the investment community, and others relating to our financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of our financial statements and the ethics programs when established by our management and our board of directors. The Audit Committee has the sole authority (subject, if applicable, to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors.
The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.
KMJ Corbin & Company LLP (“KMJ”) currently serves as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2015. KMJ does not have and has not had any financial interest, direct or indirect, in our company, and does not have and has not had any connection with our company except in its professional capacity as our independent auditors. The Audit Committee also has selected KMJ as our independent registered public accountants for 2016.
The Audit Committee has reviewed the Company's audited financial statements for the fiscal year ended December 31, 2015 and has discussed those financial statements with management and KMJ. The Audit Committee has also received from, and discussed with, KMJ various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also discussed with KMJ matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by KMJ to the Audit Committee pursuant to PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence).
Audit and non-audit services to be provided by KMJ are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.
In addition, the Audit Committee reviewed initiatives aimed at strengthening the effectiveness of our internal control structure. As part of this process, the Audit Committee continued to monitor and review staffing levels and steps taken to implement recommended improvements in internal procedures and controls.
Based on these reviews and discussions, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC.
Respectfully submitted,
Audit Committee:
Ernest Mario, Chairman
Raymond Townsend
Ervin Veszprémi

OTHER MATTERS
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during the fiscal year ended December 31, 2015, all required reports were filed on a timely manner as required Section 16(a) of the Exchange Act.
Fiscal Year 2015 Annual Report and SEC Filings
Our financial statements for our fiscal year ended December 31, 2015 are included in our Annual Report on Form 10-K, which we have made available to stockholders at the same time as this Proxy Statement. This Proxy Statement and our annual report are posted on our website at http://kindredbio.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Kindred Biosciences, Inc., Attention: Investor Relations, 1555 Bayshore Highway, Suite 200, Burlingame, California 94010.
* * *
The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS Burlingame, California April 8, 2016

APPENDIX A

KINDRED BIOSCIENCES, INC.
2016 EQUITY INCENTIVE PLAN
Adopted by the Board of Directors: March 30, 2016
To be Approved by the Stockholders: May 23, 2016
Plan Termination Date: March 29, 2026

(1)	GENERAL.
(a) Eligible Award Recipients. The persons eligible to receive Awards are Employees, Directors and Consultants.
(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.
(c) Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section (1)(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in the value of the Common Stock through the granting of Awards.
(d) Successor to the 2012 Equity Incentive Plan. The Plan is intended to be the successor to the Company’s 2012 Equity Incentive Plan. From and after the date that the Company’s stockholders approve the Plan, no awards shall be made under the 2012 Equity Incentive Plan. All awards made under the 2012 Equity Incentive Plan shall remain subject to the terms of that plan.

(2)	ADMINISTRATION.
(a) Administration by the Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section (2)(c).
(b) Powers of the Board. The Board shall have the power and authority, subject to, and within the limitations of, the express provisions of the Plan:
(i) To determine from time to time: (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Awards shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award;
(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration; the Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective;
(iii) To settle all controversies regarding the Plan and Awards granted under it;
(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest;

(v) To amend, suspend or terminate the Plan at any time; provided that amendment, suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant;
(vi) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding “incentive stock options,” or (C) Rule 16b-3 under the Exchange Act;
(vii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant and (B) such Participant consents in writing; notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code;
(viii) To exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards; and
(ix) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.
(c) Delegation to a Committee.
(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. If administration of the Plan is delegated to a Committee, references in the Plan to the Board shall, as applicable, refer to the Committee or subcommittee to the extent consistent with the Board’s delegation of Plan administration to the Committee.
(ii) Members of the Committee. Unless otherwise determined by the Board, the Committee shall be comprised of at least two Directors, each of whom shall be an Outside Director. The failure of the Committee to be comprised solely of Outside Directors shall not affect the validity of any action of the Committee (including the grant of any Award) that otherwise complies with the terms of the Plan.
(d) Delegation to an Officer. The Board may delegate to one or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and Stock Appreciation Rights (and, to the extent permitted by applicable law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding the foregoing, the Board may not delegate authority to an Officer to determine the Fair Market Value pursuant to Section (13)(w)(iii).
(e) Effect of the Board’s Determinations. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(f) No Repricing of Stock Awards or Cancellation and Re-Grant of Stock Awards. Except with respect to adjustments that are made in accordance with Section (9), neither the Board nor any Committee shall have the authority to (i) reduce the exercise price of any outstanding Option or SAR or take any other action that would be treated, for accounting purposes, as a “repricing” of any outstanding Stock Award under the Plan or (ii) cancel and re-grant any outstanding Stock Award under the Plan, unless the stockholders of the Company approve such reduction, cancellation, re-grant or other action within twelve months before or after such reduction, cancellation, re-grant or other action.

(3)	SHARES SUBJECT TO THE PLAN.
(a) Share Reserve. Subject to Section (9)(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards granted pursuant to the Plan from and after the Effective Date shall not exceed 3,000,000 shares (the “Share Reserve”), of which up to 3,000,000 shares may be issued pursuant to Incentive Stock Options. To the extent permitted by Nasdaq Listing Rule 5635(c)(3) or other applicable national stock exchange rule, shares of Common Stock may be issued by the Company in connection with a merger or acquisition without reducing the number of shares available for issuance under the Plan. Furthermore, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan.
(b) Reversion of Shares to the Share Reserve. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased shall revert to and again become available for issuance under the Plan. Any shares reacquired by the Company pursuant to Section (8)(g) or as consideration for the exercise of an Option shall not again become available for issuance under the Plan.
(c) Limitation on Annual Grants. Subject to the provisions of Section (9)(a) relating to Capitalization Adjustments, during such time as the Company remains subject to the applicable provisions of Section 162(m) of the Code, a maximum of 1,500,000 shares of Common Stock subject to Stock Awards (including, without limitation, Options) may be granted to any Participant other than a Non-Employee Director during any calendar year. A maximum of 100,000 shares of Common Stock subject to Stock Awards (including, without limitation, Options) may be granted to any Non-Employee Director during any calendar year, subject to the provisions of Section (9)(a) relating to Capitalization Adjustments.
(d) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(4)	ELIGIBILITY.
(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code because the Stock Awards are granted pursuant to a corporate transaction (such as a spin-off transaction) or unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.
(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

(5)	PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option or SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a) Term. The term of each Option and SAR shall be set by the Board in its sole discretion; provided, however, that the term shall not be more than ten years from the date the Option or SAR is granted or five years from the date an Incentive Stock Option is granted to a Ten Percent Stockholder. The Board shall determine the time period, including the time period following any termination of a Participant's Continuous Service, during which the Participant has the right to exercise a vested Option or SAR, which time period may not extend beyond the expiration date of the Option or SAR term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Board may extend the term of any outstanding Option or SAR, and may extend the time period during which a vested Option or SAR may be exercised, in connection with any termination of the Participant's Continuous Service, and may amend any other term or condition of such Option or SAR relating to such a termination of Continuous Service, provided, however, that such term or time period shall not be extended beyond the date described in the first sentence of this paragraph.
(b) Exercise Price. Subject to the provisions of Section (4)(b) regarding Ten Percent Stockholders, the exercise price (or strike price) of each Option or SAR shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be issued with an exercise price (or strike price) lower than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR if such Option or SAR is issued pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:
(i) By cash, check, bank draft or money order payable to the Company;
(ii) Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii) By delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv) If the option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; and

(v) In any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.
(d) Exercise and Payment of an SAR. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right and with respect to which the Participant is exercising the Stock Appreciation Right on such date over (ii) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.
(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs shall apply:
(i) Restrictions on Transfer. An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.
(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii) Beneficiary Designation. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.
(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section (5)(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or except as otherwise extended by the Board, if a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate except as otherwise determined by the Board. Notwithstanding any provision in the Plan to the contrary, the Board may, in its discretion and subject to whatever terms and conditions it elects, accelerate the vesting of an Option or SAR following a termination of Continuous Service or provide in the Award Agreement for continued vesting of an Option or SAR following a termination of Continuous Service.
(h) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement or as otherwise determined by the Board. In addition, unless otherwise provided in a Participant’s Award Agreement or as otherwise determined by the Board, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.
(i) Disability of a Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or except as otherwise extended by the Board, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 18 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate except as otherwise determined by the Board.
(j) Death of a Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or except as otherwise extended by the Board, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death or (ii) the Participant dies within the period (if any) specified in the Award Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate except as otherwise determined by the Board.
(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or except as otherwise extended by the Board, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR shall terminate upon the date on which the event giving rise to the termination occurred, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(6)	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.
(a) Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii) Termination of a Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.
(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.
(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.
(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common

Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.
(vi) Termination of a Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.
(c) Performance Awards.
(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Board, in its sole discretion. The maximum number of shares covered by an Award that may be granted to any Participant in a calendar year attributable to Stock Awards described in this Section (6)(c)(i) (whether the grant, vesting or exercise is contingent upon the attainment during a Performance Period of the Performance Goals) shall not exceed 1,000,000 shares of Common Stock. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.
(ii) Performance Cash Awards. A Performance Cash Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Board, in its sole discretion. In any calendar year, the Board may not grant a Performance Cash Award that has a maximum value that may be paid to any Participant in excess of $2,000,000. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.
(iii) Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee shall establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (A) the date 90 days after the commencement of the applicable Performance Period or (B) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. The Committee (rather than the Board) shall make all determinations that are required to be made in order to comply with the requirements of Section 162(m) of the Code, and references in this Section (6)(c) and in Section 13 to the Board shall instead be deemed to refer to the Committee with respect to all Awards intended to qualify as performance-based compensation under Section 162(m) of the Code. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied. Notwithstanding the foregoing, unless otherwise expressly provided in the applicable Award Agreement, the Committee shall have the right to reduce or eliminate (but not to increase) the amount that is payable under such Award by taking into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.
(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof may be granted either alone or in addition to Stock Awards provided for under Section (5) and the preceding provisions of this Section (6). Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

(7)	COVENANTS OF THE COMPANY.
(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.
(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.
(c) No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

(8)	MISCELLANEOUS.
(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.
(b) Corporate Action Constituting the Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.
(c) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.
(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreements.
(f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then-currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(g) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(h) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet.
(i) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants shall be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an Employee or otherwise providing services to the Company or an Affiliate. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, a Participant may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(j) Compliance with Section 409A of the Code. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall be deemed to incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a “separation from service” before a date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code.

(k) Clawback Provisions. All Awards granted under the Plan shall be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.  In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause.  No recovery of compensation under such a clawback policy shall be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under the Plan or any agreement with the Company.

(9)	ADJUSTMENTS UPON CHANGES IN THE COMMON STOCK; OTHER CORPORATE EVENTS.
(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section (3)(a), (ii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections (3)(c) and (6)(c)(i), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.
(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:
(i) Arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);
(ii) Arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
(iii) Accelerate the vesting of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;
(iv) Arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Stock Award; and

(v) Make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction over (B) any exercise price payable by such holder in connection with such exercise.
The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.
(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant.
(e) Parachute Payments. Unless otherwise provided in an agreement between a Participant and the Company, if any payment or benefit the Participant would receive pursuant to a Change in Control from the Company or otherwise (a “Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be equal to the Reduced Amount. The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Participant’s receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order: reduction of cash payments; cancellation of accelerated vesting of Stock Awards other than Options; cancellation of accelerated vesting of Options; and reduction of employee benefits. In the event that acceleration of vesting of Stock Award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the Participant’s applicable type of Stock Awards (i.e., earliest granted Stock Award cancelled last).

The accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the Change in Control shall perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Company shall appoint a nationally recognized accounting firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder. The accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to the Participant and the Company within 15 calendar days after the date on which the Participant’s right to a Payment is triggered (if requested at that time by the Participant or the Company) or such other time as requested by the Participant or the Company. If the accounting firm determines that no Excise Tax is payable with respect to a Payment, either before or after the application of the Reduced Amount, it shall furnish the Participant and the Company with its determination that no Excise Tax will be imposed with respect to such Payment. Any good faith determinations of the accounting firm made hereunder shall be final, binding and conclusive upon the Participant and the Company.

(10)	AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.
(a) Amendment of the Plan. The Board has the power and authority to amend any provision of the Plan at any time; provided, however, that without the approval of the Company’s stockholders given within twelve months before or after any such Plan amendment, the Board shall not have the right or authority (i) to increase the aggregate number of shares of Common Stock (including upon the exercise of Incentive Stock Options) that may be issued under the Plan pursuant to Section 3(a) or the maximum number of shares of Common Stock that may be issued to any Participant pursuant to Section 3(c) or 6(c)(i), provided that an increase that is made pursuant to Section 9(a) in connection with a Capitalization Adjustment shall not require stockholder approval and may be made by the Board, (ii) to increase the maximum Performance Cash Award of $2,000,000 described in Section 6(c)(ii), (iii) to amend Section 2(f) relating to the repricing, cancellation and re-grant of Stock Awards, (iv) to amend the Plan in any respect that requires stockholder approval under the rules of the Nasdaq Stock Market LLC (or under the rules of any other national securities exchange on which the Common Stock may subsequently be traded), or (v) to amend the Plan in any respect that requires stockholder approval under the Code or any other applicable law.
(b) Termination or Suspension of the Plan. The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan shall automatically terminate on the day before the tenth anniversary of the date that the Plan was adopted by the Board. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(c) No Impairment of Rights. Unless otherwise provided in the applicable Award Agreement, the amendment, suspension or termination of the Plan shall not impair rights and obligations under any Award that is granted prior to such amendment, suspension or termination, except with the written consent of the affected Participant.

(11)	EFFECTIVE DATE OF THE PLAN.
The Plan shall become effective on the Effective Date. The Plan shall be submitted for the approval of the Company’s stockholders at the 2016 annual meeting of stockholders. Awards may be granted prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest, the restrictions thereon shall not lapse and no shares of Common Stock shall be issued pursuant to such Awards prior to the date that the Plan is approved by the Company’s stockholders. If such stockholder approval is not obtained at the 2016 annual meeting of stockholders, all Awards previously granted under the Plan shall be cancelled and become null and void.

(12)	CHOICE OF LAW.
The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to that state’s conflict of laws rules.

(13)	DEFINITIONS.
As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:
(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(b) “Award” means a Stock Award or a Performance Cash Award.
(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(d) “Board” means the Board of Directors of the Company.
(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, spin-off, split-off, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards No. 123 (revised). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.
(f) “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term shall mean, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s commission of an act of fraud, embezzlement or dishonesty that has a material adverse impact on the Company or an Affiliate; (ii) the Participant’s conviction of, or plea of

“guilty” or “no contest” to, a felony; (iii) the Participant’s unauthorized use or disclosure of confidential information or trade secrets of the Company or an Affiliate that has a material adverse impact on such entity; or (iv) the Participant’s intentional misconduct that has a material adverse impact on the Company or an Affiliate. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(g) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) Any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then-outstanding securities other than by virtue of a merger, consolidation or similar transaction; notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this clause) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then-outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii) There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii) There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv) Individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (i) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (ii) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(h) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(i) “Committee” means a committee of two or more Directors to whom authority has been delegated by the Board in accordance with Section (2)(c).
(j) “Common Stock” means the common stock of the Company.
(k) “Company” means Kindred Biosciences, Inc., a Delaware corporation.
(l) “Consultant” means any individual, including an advisor, who is engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, provided that such services are not in connection with the offer or sale of the Company’s securities in a capital-raising transaction and that such services do not directly or indirectly promote or maintain a market for the Company’s securities. Service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.
(m) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(n) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) The consummation of a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii) The consummation of a sale or other disposition of at least 90% of the outstanding securities of the Company;
(iii) The consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv) The consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(o) “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code.
(p) “Director” means a member of the Board.

(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(C)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(r) “Effective Date” means the effective date of the Plan, which is the date set forth on the first page of the Plan on which the Board approved and adopted the Plan; provided, however, that the Plan is subject to approval by the Company’s stockholders at the 2016 annual meeting of stockholders.
(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.
(t) “Entity” means a corporation, partnership, limited liability company or other entity.
(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then-outstanding securities.
(w) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable;
(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists; and
(iii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(x) “Incentive Stock Option” means an option granted pursuant to Section (5) of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(y) “Non-Employee Director” means a Director who not an Employee.
(z) “Nonstatutory Stock Option” means any option granted pursuant to Section (5) of the Plan that does not qualify as an Incentive Stock Option.
(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(cc) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.
(dd) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(ee) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section (6)(d).
(ff) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(gg) “Outside Director” means a Director who is (i) an “outside director” within the meaning of Section 162(m) of the Code, (ii) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (iii) an “independent director” under applicable rules of the Nasdaq Stock Market LLC (or under the rules of any other national securities exchange on which the Common Stock may subsequently be traded), including the independence rules of such stock exchange relating to Compensation Committee members.
(hh) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity owns, owned, is the owner of or has acquired ownership of securities, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise and has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ii) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(jj) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section (6)(c)(ii).
(kk) “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholders’ equity; (vi) return on assets, investment or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) objective measures of customer satisfaction or retention; (xxvi) stockholders’ equity; (xxvii) capital expenditures; (xxviii) debt levels; (xxix) operating profit or net operating profit; (xxx) objective measures of workforce diversity or retention; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.
(ll) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board may, in its sole discretion, make appropriate adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and/or the award of bonuses under the Company’s bonus plans; (10) to exclude expenses incurred in the acquisition or disposition of businesses; and (11) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the sole discretion to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.
(mm) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(nn) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section (6)(c)(i).
(oo) “Plan” means this Kindred Biosciences, Inc. 2016 Equity Incentive Plan.
(pp) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section (6)(a).
(qq) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(rr) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section (6)(b).
(ss) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.
(tt) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(uu) “Securities Act” means the Securities Act of 1933, as amended.
(vv) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section (5).
(ww) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(xx) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.
(yy) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(zz) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(aaa) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E06945-P74244

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KINDRED BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Director

Nominee:	For	Withhold
1a. Richard Chin, M.D.	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

KINDRED BIOSCIENCES, INC.
Annual Meeting of Stockholders
May 23, 2016 at 9:00 AM PDT
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Kindred Biosciences, Inc. hereby appoint(s) Richard Chin, M.D. and Denise M. Bevers, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of KINDRED BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM PDT on May 23, 2016, at the Bay Landing Hotel, 1550 Bayshore Highway, Burlingame, California 94010 and any adjournment or postponement of the annual meeting. Such proxies are authorized to vote in their discretion (1) for the election of any person to the Board of Directors if a nominee named herein becomes unable to serve or for good cause will not serve and (2) on such other business, if any, as may properly be brought before the meeting or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side